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                                                        EXHIBIT 99.2


                            VORNADO REALTY TRUST
                           Park 80 West, Plaza II
                      Saddle Brook, New Jersey  07663


                                          February 6, 1995

ALEXANDER'S, INC.
31 West 34th Street
New York, New York  10001


                  Re:   Mortgage Loan Secured By
                        Real Property of Alexander's Inc.

Ladies and Gentlemen:

            Subject to the terms and conditions set forth below, Vornado Realty Trust or an entity of which Vornado Realty Trust is at least a 95% preferred shareholder ("Lender") agrees to lend to Alexander's, Inc., a Delaware corporation ("Borrower"), and Borrower agrees to borrow from Lender, on a secured basis as described herein, an aggregate principal amount of up to SEVENTY-FIVE MILLION DOLLARS ($75,000,000.00) (the "Loan"). The Loan will be made pursuant to a Credit Agreement entered into between Lender and Borrower (the "Credit Agreement") and evidenced by one or more promissory notes (collectively the "Notes") made by Borrower in favor of Lender.

A. The basic terms of the Loan shall be as set forth on Exhibit A attached hereto and incorporated herein by reference.

B. Lender's obligation under this Commitment to close the Loan and advance the proceeds thereof is conditioned upon the satisfaction of all of the following conditions precedent at or prior to the Closing (each of which is solely for the benefit of Lender and may be waived by Lender, in whole or in part, in its sole discretion):

            1. The Loan and the security therefor being evidenced by such documentation as Lender's counsel shall deem reasonably necessary and appropriate, all of which shall be duly executed and delivered and, where necessary in the opinion of Lender's counsel, acknowledged by all parties thereto.

            2. Lender being furnished, at Borrower's expense, with title insurance policies with such endorsements as Lender shall require, in form and substance

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      satisfactory to Lender and in an aggregate amount equal to the aggregate principal amount of the Loan, insuring the mortgages to be given in connection with this transaction and as referred to on the attached Exhibit A (the "Mortgages"), such policies to be written by such title insurance company, and to be with such co-insurance and/or re-insurance clause(s), as shall be approved by Lender.

            3. Lender being furnished, at Borrower's expense, with current "as-built" surveys of the properties subject to the Mortgages (the "Properties") in form and substance satisfactory to Lender, prepared in accordance with standards adopted by the American Land Title Association and certified to Lender's title insurer and Lender by a land surveyor duly registered and licensed in the States of New York and New Jersey, as applicable, and approved by Lender, together with a current certificate of such surveyor certifying to Lender's title insurer and Lender, among other things, that the survey is true and correct.

            4. Lender being furnished, at Borrower's expense, with a favorable opinion of Borrower's independent legal counsel (such counsel to be reasonably acceptable to the Lender), local counsel and zoning counsel, all in form and substance acceptable to Lender, with respect to matters relating to Borrower and the Loan.

            5. Lender's consummation of the buyout of Citicorp's stock position in Borrower.

            6. Lender's obtaining funds for purposes of making the Loan through one or more further borrowings; provided that Lender shall use its best efforts to obtain such borrowings (including on a full-recourse basis).

            7. Borrower shall not be in default under any debt agreement or leases after application of the loan proceeds in accordance with the terms of the Loan documentation.

            8. The Management Agreement, substantially in the form attached hereto, shall be in effect prior to or concurrent with the closing of the Loan.

            9. Bankruptcy Court approval of the Loan and the Management Agreement and a fairness opinion from an investment bank will be required.

            10.   Other conditions customary to transactions of this type.

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C.    The obligations of Lender hereunder shall terminate at the option of
      Lender if any of the following shall occur on or before the Loan Closing Date:

            1. Borrower fails to fulfill any of the terms and conditions of this Commitment within the time and in the manner provided herein.


            2. From and after the date hereof, Borrower or any subsidiary of Borrower (i) files a petition for adjudication as a bankrupt, (ii) files a petition or answer seeking reorganization or an arrangement under any bankruptcy or similar statute of the United States of America or any subdivision thereof or of any foreign jurisdiction, (iii) makes a general assignment for the benefit of its creditors, (iv) executes a consent to any type of insolvency or wage-earner proceeding or to any formal or informal proceeding for the dissolution or liquidation of, or the settlement of claims against or winding up of affairs of, Borrower or any such subsidiary,
      (v) generally does not pay its debts as they become due, or
      (vi) becomes involved in other legal proceedings or takes other actions that, in the reasonable judgment of Lender, materially affect the ability of any such person or entity to perform its obligations under the Loan or with respect to the Loan.

            3. From and after the date hereof, there occurs the appointment of a custodian, receiver, trustee or liquidator, or officer performing similar functions, for Borrower or any subsidiary of Borrower, or for any of its or their assets, or the filing against Borrower or any subsidiary of Borrower of a petition for adjudication as a bankrupt or insolvent or for reorganization under any bankruptcy or similar laws of the United States of America or of any subdivision thereof or of any foreign jurisdiction, or the institution against Borrower or any subsidiary of Borrower of any other type of insolvency proceeding or of any formal or informal proceeding for the dissolution or liquidation of, or the settlement of claims against or winding up of affairs of, Borrower or any subsidiary of Borrower, in any such case which has not been dismissed.

            4. Any United States federal, state, local or municipal law, ordinance, rule, regulation or requirement or any applicable judgment, decree, determination or court order prevents or prohibits Lender from making or holding the Loan or from receiving the interest and fees contemplated by this Commitment or, in Lender's judgment, has or will have a materially adverse effect upon the profitability of, or Lender's ability to make or hold, the Loan (including, without limitation, any law or regulation relating to the maximum permissible interest rate to be charged in connection with the Loan).

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            5.    Any litigation or proceeding of any kind is threatened,
      commenced or pending that may affect the validity, priority, enforceability or insurability of any lien, security interest or other collateral to be granted to Lender in connection with the Loan or that may, in the reasonable judgment of Lender, adversely affect the cost, nature or time of completion, construction, maintenance or operation of the Properties.

            6. Any material part of the Properties (excluding the existing improvements on the Paramus property) is damaged or destroyed by fire or other cause.

            7. There is commenced, pending or (except for the existing threatened condemnation proceedings with respect to the 59th Street property) threatened against the Properties (or any part thereof) any condemnation or other similar proceeding, other than the condemnation proceeding related to the Paramus, New Jersey property of Borrower.

D. Borrower agrees that it will use its best efforts to satisfy the conditions set forth herein and will take all actions required to be taken (including the prepayment of existing debt prior to or contemporaneously with the closing of the Loan, and the payment of reasonable fees, expenses and other sums, necessary) to pledge the collateral described in Exhibit A attached hereto (or substitute collateral acceptable to Lender) to Lender as security for the Loan and to effectuate the Loan on the terms and conditions set forth herein. In the event that, notwithstanding Borrower's best efforts, Borrower cannot satisfy such conditions, Borrower will take commercially reasonable steps to effectuate the intent of this commitment.

E. Borrower further agrees that it will neither solicit for nor accept any financing from any party other than Lender prior to the expiration of this Commitment without Lender's consent.

F. This Commitment and the agreements of the parties set forth herein shall terminate if the closing of the Loan has not been made on or prior to the date which is 45 days after the consummation by Lender of the buyout of Citicorp's stock position in Borrower and in any event if the Loan is not made by June 30, 1995.

G.    Miscellaneous:

            1. Notwithstanding any other provision set forth herein, Borrower shall use its best efforts to satisfy all closing conditions and to draw down the Loan upon Lender's consummation of the buyout of Citicorp's position in Borrower or as soon thereafter as practical.

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            2.    This Commitment is made only to Borrower, and neither
      this Commitment nor any monies which may become payable hereunder, nor any moneys deposited hereunder, may be assigned by Borrower without the prior written consent of Lender. Any attempted assignment in violation of the immediately preceding sentence shall be null and void ab initio. Any agreement arising hereunder shall be solely for the benefit of the parties hereto and no third party shall have any rights hereunder.

            3. Borrower hereby represents and warrants to Lender that it has not dealt with any broker or finder in connection with the Loan or this Commitment, and agrees to indemnify and hold harmless Lender from and against any and all claims which Lender may suffer or incur by reason of any claim by any broker or other party (other than a broker or party claiming it has dealt with Lender) for a commission, fee or other compensation in connection with the Loan or this Commitment.

            4. Borrower represents and agrees that the proceeds of the Loan are required for business or commercial purposes, and are not intended to be used, and will not be used, for family, household, agricultural or personal purposes, and accordingly that truth in lending and similar Federal, state, local and municipal laws, ordinances, rules, regulations and requirements do not apply to this Commitment or the Loan.

            5. All instruments and documents to be executed or delivered in connection with this transaction shall be subject to the approval of the parties and their counsel as to form and content.

            6. This Commitment is made in the State of New York and shall be governed by the laws of the State of New York applicable to contracts entered into and to be performed in the State of New York.

            7. Upon the execution of the Credit Agreement, the terms of this Commitment shall be merged therein and this Commitment shall terminate in all respects.

            8. This Commitment constitutes the entire understanding and agreement between the parties hereto with respect to this transaction, and may not be modified, amended or supplemented except pursuant to a written agreement executed by the parties hereto. No waiver, extension, amendment or modification of any term or provision hereof shall be binding unless the same shall be in writing and signed by the party against whom enforcement of such waiver, extension, amendment or modification is sought.

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            Borrower shall acknowledge its acceptance of the foregoing and its agreements as set forth herein by signing and delivering to Lender a copy of this Commitment before 9:30 a.m. on February 6, 1995, at which time this Commitment, if not so accepted, shall expire. The terms of this Commitment shall not be binding on Lender unless such signed copy hereof is delivered to Lender before the aforesaid time on the aforesaid date.

                                      Very truly yours,

                                      VORNADO REALTY TRUST


                                      By:    /s/ Joseph Macnow
                                           Name:  Joseph Macnow
                                           Title: Executive Vice President


ACCEPTED AND AGREED TO THIS
6th DAY OF FEBRUARY, 1995:

ALEXANDER'S, INC.


By:      /s/Stephen Mann
      Name:  Stephen Mann
      Title: Chairman

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                                 EXHIBIT A

                          TERM SHEET FOR TERM LOAN


BORROWER:               Alexander's, Inc.

GUARANTORS:             Each Subsidiary of Borrower.

LENDER:                 Vornado Realty Trust or an affiliate thereof
                        ("Vornado").

LOAN AMOUNT:            $68,500,000 with an additional availability of
                        $6,500,000 to be determined by the Lender prior to closing.

USE OF PROCEEDS:        A) Payment of unsecured creditors and other
                           obligations due contemporaneously therewith.
                        B) Pay off Chemical Loan on 59th Street.
                        C) Pay off Chemical Loan to 731 Limited
                           Partnership.
                        D) Payment of Real Estate Taxes then due and
                           payable.
                        E) General business purposes.

TERM:                   3 years

COLLATERAL:             1)    Pledge of stock of all subsidiaries.

                        2) Fordham Road - First mortgage, provided Lender agrees to accept deeply subordinated second mortgage approved by Lender behind $25 million first mortgage from another lender.

                        3) Flushing - Lockbox for collection of rents and, if reasonably obtainable, first leasehold mortgage.

                        4) Rego Park - First mortgage, provided Lender agrees to accept deeply subordinated second mortgage approved by Lender behind up to $52.5 million of financing (provided approximately $36.5 million is allocated for construction) from another lender. Lender further agrees to subordinate to an aggregate of $77.5 million of permanent financing.

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                        5)    Third Avenue - First mortgage.

                        6) Paramus - Second mortgage behind a $13.1 million first mortgage held by New York Life. Lender will subordinate to an additional $16.9 million of construction financing approved by Lender, of which $7.5 million represents tenant site work reimbursements which will be repaid to Construction Lender when the tenants reimburse the Borrower, thereby reducing the total prior debt to $22.5 million.

                        7) Kings Plaza Store - First mortgage. Lender will subordinate to an additional $10 million of construction financing approved by Lender.

                        8) Kings Plaza Shopping Center - First or second mortgage, if reasonably obtainable.

                        9) 59th Street - First mortgage on the entire square block, subject to a release price of $30 million; provided that such release price is paid in connection with the closing of development or construction financing or a sale of the property; and, provided further, that any such release shall not obviate the restrictions on sales, financings, refinancings and other dispositions set forth below.

                        Any other properties acquired by Borrower shall also be included as collateral for the Loan, subject to preexisting liens, purchase money liens and construction liens as approved by Lender.

                        Where possible the Lender will also receive assignment of leases and security agreement/UCC1 filings on fixtures and furnishings, at each Collateral Property. If Lender requires existing leases to be subordinated to the Loan, Lender must grant nondisturbance agreements as required by leases. Lender will grant non-disturbance to future tenants provided such tenants meet certain criteria.

                        All financings and refinancings of properties are subject to the review and approval by Lender of the budget for the development or redevelopment of said properties, including a

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                        review of plans and cost items, and the
                        documentation for the senior financing.

NO SALES, FINANCINGS,
REFINANCINGS OR OTHER
DISPOSITIONS:           No sale, financing, refinancing or other
                        disposition of any property listed under the "COLLATERAL" section above without Lender's consent, which may be withheld for any reason;
                        provided, however, that Lender's consent to the refinancing of existing mortgage debt on any such property and to construction financing on Kings
                        Plaza Store, Paramus, 59th Street and Rego Park to the extent contemplated herein shall not be unreasonably withheld.

CASH COLLATERAL
ACCOUNT: The proceeds of any sale, financing, refinancing or other disposition of any property shall be used to pay down the then outstanding prior position debt with respect to such property (plus in the case of 59th Street, the estimated costs of construction or development of such Property).

                        Borrower will deposit the excess, if any, of such proceeds remaining after paying down such obligations and all other net cash proceeds, from any source whatsoever to the extent not used to pay down such obligations, into a cash collateral account maintained with Lender unless otherwise agreed by Lender.

PREPAYMENT:             Prepayable without premium or penalty at the end of
                        second year. Prepayable during any year with yield maintenance.

AMORTIZATION:           None required

INTEREST RATE:          The interest rate will be 14% per annum for the
                        first two years of the loan and a fixed interest rate for the third year of the loan fixed at a rate per annum equal to 725 basis points over the one-year treasury bill rate on the first day of the third year.

                        If, as of the closing date, the rate per annum on the two-year treasury notes (the "Treasury Rate") exceeds 7.35% by more than 15 basis points, then the interest rate of 14% will be adjusted upward by the difference between 7.35% and the Treasury Rate. If, as of the closing date, the Treasury Rate is

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                        lower than 7.05% by more than 15 basis points, then
                        the interest rate of 14% will be adjusted downward by the difference between 7.05% and the Treasury Rate.

INTEREST RESERVE:       $5 million of the Term Loan will not be funded at
                        closing and, until funded, there will be no interest charged to Borrower on the such amount, which shall be considered an Interest Reserve.
                        Advances from the Interest Reserve will only be used to pay interest payments and then only to the extent that monthly cash flow is insufficient to pay interest on the Loan. Any funds advanced from the Interest Reserve shall be repaid from subsequent excess cash flows.

FEE: 2.5% on Loan Amount (including Interest Reserve), to be paid at closing.

EXPENSES:               Borrower will pay out-of-pocket expenses of Lender
                        including, but not limited to, legal expenses and costs related to documentation and closing of the loan, whether or not the transaction closes.

REPORTING
REQUIREMENTS:           Customary.

COVENANTS:              Customary.  There will be a negative covenant on
                        future speculative development (to be defined as development in the absence of pre-leasing more than 50% of the projected leasable space on any individual property).

DOCUMENTATION;
PARTICIPATIONS:         Lender may participate or assign the Loan in whole
                        or in part. The Loan and the collateral securing the Loan may, in the sole discretion of Lender, be evidenced by one or more Notes secured by one or more mortgages. At Lender's request, Borrower will cooperate with Lender and take all actions necessary to restructure the Loan as one or more loans with additional lenders (provided Borrower shall not be required to expend unreasonable sums).